EXHIBIT 10.1

                     FIRST AMENDMENT AGREEMENT TO THE LIMITED PARTNERSHIP
                           AGREEMENT OF CORAL ENERGY RESOURCES, L.P.

        THIS FIRST AMENDMENT AGREEMENT ("Agreement") to the Limited Partnership Agreement of Coral Energy Resources, L.P. (the "Partnership"), dated as of November 1, 1995, (the "Effective Date") is entered into by and between SHELL CORAL RESOURCES GP COMPANY, ("Shell GP"), formerly known as Shell Gas Marketing Company, a Delaware corporation, SHELL GAS TRADING COMPANY ("SGTC"), a Delaware corporation, SHELL CORAL INVESTMENT COMPANY, ("SCIC") formerly known as Shell Gas Investment Company, a Delaware corporation, SHELL CORAL RESOURCES COMPANY ("SCRC") a Delaware corporation, TEJAS ALLIANCE GP COMPANY, ("Tejas GP"), a Delaware corporation, TEJAS ALLIANCE RESOURCES COMPANY ("TARC") a Delaware corporation, and TEJAS ALLIANCE ENERGY COMPANY ("TAEC") a Delaware corporation, (together the "Parties").

RECITALS:

        WHEREAS, subsidiaries and affiliates of, respectively, Tejas Gas Corporation and Shell Oil Company, as more specifically described in Exhibit A to this Agreement, have formed the Partnership pursuant to the terms of the Limited Partnership Agreement (the "Partnership Agreement") of the Partnership dated as of September 1, 1995, for the purpose of buying and selling natural gas, natural gas liquids and electricity, engaging in the derivatives business and the financing of natural gas, natural gas liquids, and electricity development projects, all of the foregoing to be pursued throughout the United States, Canada, and Mexico;

        WHEREAS, Shell GP and Tejas GP are the general partners in the Partnership as of the Effective Date;

        WHEREAS, with effect from November 1, 1995, SOI and SWEPI each transferred their limited partnership Interests in the Partnership to Shell Coral Resources Holdings Inc. ("SCRHI");

        WHEREAS, with effect from November 1, 1995, SCRHI transferred its limited partnership Interest in the Partnership to SGTC;

        WHEREAS, with effect from December 31, 1995, the entities comprising Tejas LP1, as such term is defined in Exhibit A to this Agreement, each transferred their respective limited partnership Interests in the Partnership to Tejas Alliance Holding Company ("TAHC");

        WHEREAS, with effect from December 31, 1995, TAHC transferred its limited partnership Interest in the Partnership to TAEC;


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        WHEREAS, with effect from December 31, 1995, SGTC transferred its
        Interest in profits, but not capital, arising from its limited partnership interest in the Partnership to SCRC;

        WHEREAS, the Limited Partners in the Partnership as of the Effective Date therefore SGTC, SCIC, SCRC, TARC and TAEC;

        WHEREAS, to facilitate the more effective operation and management of the Partnership, the Parties have agreed by this Agreement to amend certain provisions of the Partnership Agreement as detailed in Sections
        2.1 to 2.10 inclusive of this Agreement below.

        NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:

                                    ARTICLE I

                                   Definitions

        Capitalized terms shall have the meanings set forth above and in Exhibit A to this Agreement. Except as otherwise defined in this Agreement, capitalized terms that have been defined in the Partnership Agreement shall have the same meanings herein as are assigned to such terms in the Partnership Agreement.

                                   ARTICLE II

                                   Amendments

        2.1 Amendment to Section 2.3 of the Partnership Agreement. In accordance with the provisions of Section 12.8 of the Partnership Agreement, the last sentence of Section 2.3 of the Partnership Agreement shall, with effect from the Effective Date, be amended to read in its entirety as follows:

               "The Partnership may do anything necessary or appropriate to the foregoing including, without limitation, engaging in activities (such as the buying of natural gas, liquefied natural gas, natural gas liquids or liquefiables) outside the United States, Canada, and Mexico that are incidental to, or that further, the activities of the Partnership (such as the sale of natural gas, liquefied natural gas, natural gas liquids or liquefiables) within the United States, Canada, and Mexico."

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       2.2    Clarification of Section 3.3 (b) of the Partnership Agreement.
    For the avoidance of doubt, the Parties confirm the following:

          If the Partnership (in accordance with the terms of Section 3 (a) of the Volumetric Support Agreement (the "Support Agreement") entered into between SWEPI, Shell Oil Company and the Partnership as of March 29,1996)deems by means of a Deemed Delivery Election, as defined in the Support Agreement, that specified volumes of natural gas delivered to the Partnership by SWEPI or deliverable to the Partnership by SWEPI under the Shell Supply Agreement, as defined in the Partnership Agreement, constitute deliveries of natural gas by SWEPI in satisfaction of SWEPI's performance obligations under the Support Agreement, then such volumes shall nonetheless still be treated as volumes supplied by SWEPI to the Partnership for the purposes of determining the Shell True-up Amount in accordance with SECTION 3.3
          (B) of the Partnership Agreement. For purposes of determining the Shell True-up Amount in accordance with SECTION 3.3 (B) of the Partnership Agreement, volumes of natural gas deemed to be delivered by means of a Deemed Delivery Election under the Support Agreement shall be deemed to have been delivered at a price equal to the Contract Price (as defined in the Shell Supply Agreement) that otherwise would have been applicable under the Shell Supply Agreement.

        2.3 Allocation of Amortization. In accordance with the provisions of
Section 12.8 of the Partnership Agreement, the following provisions of the Partnership Agreement shall be amended as described below with effect from the Effective Date:

        (i) The definition of "Pre-Reset Closing Date Retained Earnings Amount" in paragraph (bm) of Section 1.1 shall be amended by substituting the following wording for the existing phrase in parenthesis which appears in the second and third lines of the current definition:

        "(based on its Partnership Percentage as adjusted to take account of the allocation of gross income and amortization from Exhibit C or Exhibit D contracts, as appropriate, in accordance with Section 5.6 (e))";

        (ii) Section 3.6 (e) shall be amended by the insertion of the following phrase in parenthesis after the word "Earnings" and before the word "attributable" in the seventh line of the existing wording:

        "(without adjustment for the allocation of amortization of Exhibit C contracts as described in Section 5.6 (e))";

        (iii) Section 3.7 (d) shall be amended by the insertion of the following phrase in parenthesis after the word "Earnings" and before the word "attributable" in the seventh line of the existing wording:

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        "(without adjustment for the allocation of amortization of Exhibit C contracts as described in Section 5.6 (e))"; and

        (iv) Section 5.1 of the Partnership Agreement shall be amended by the addition of the following new wording immediately following the word "period" at the end of the existing Section 5.1:

        "and amortization from Exhibit C and Exhibit D contracts shall be allocated to Shell LP1 and to Tejas LP1 respectively in the same manner as is described in Section 5.6(e) for allocations of amortization for tax purposes in respect of those contracts."

        (v) Section 5.6 of the Partnership Agreement shall be amended by the addition of the following new sub-section (e):

        "(e) Gross income, as defined under the Code, arising from natural gas contracts described in Exhibit C and Exhibit D shall be allocated, based on each LP1 Partner's percentage interest (excluding any LP2 interest an LP1 Partner may acquire) over the total original LP1 Partner's percentage interest, to the profits interest of Shell LP1 and Tejas LP1. Amortization from Exhibit C contracts shall be entirely allocated to Shell LP1's Capital Account, except as adjusted for any Shell LP1 Interest acquired by any member of the Tejas Partner Group from Shell LP1. Amortization from Exhibit D contracts shall be entirely allocated to Tejas LP1's Capital Account. The manner in which the specimen Equity Redetermination Procedure is described in the example calculation attached to the letter Agreement dated September 18, 1995, between Shell Oil Company and Tejas Gas Corporation shall be deemed to be amended accordingly to take account of the amortization allocation described in this paragraph (e)."

      2.4 Amendment to Section 6.1 (c) of the Partnership Agreement. In accordance with the provisions of Section 12.8 of the Partnership Agreement, the fourth sentence of Section 6.1 (c) of the Partnership Agreement shall be deleted from the Partnership Agreement with effect from the Effective Date and replaced in its entirety by the following sentences:

        "A quorum shall exist for any meeting of the Board if at least two members of the Board are in attendance provided that such quorum includes at least one Board member designated by Shell GP and one Board member designated by Tejas GP. Attendance at any such meeting by any director designated by Tejas GP shall constitute a waiver of notice of such meeting by all directors designated by Tejas GP, and attendance at any such meeting by any director designated by Shell GP shall constitute a waiver of notice of such meeting by all directors appointed by Shell GP."

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        2.5 Amendment to Section 6.1 (f) (xxi) of the Partnership Agreement. In
accordance with the provisions of Section 12.8 of the Partnership Agreement the existing text of Section 6.1 (f) (xxi) of the Partnership Agreement shall be amended with effect from the Effective Date so that it shall read in its entirety as follows:

        "(xxi) the indemnification of any Person by the Partnership against liabilities and contingencies to the extent permitted by law other than in respect of any contracts, conveyances or other instruments entered into in the ordinary course of the Partnership's business;"

        2.6 Amendment to Section 6.1 (f) (xxiv) of the Partnership Agreement. In accordance with the provisions of Section 12.8 of the Partnership Agreement the text of Section 6.1 (f) (xxiv) of the Partnership Agreement shall be deleted from the Partnership Agreement with effect from the Effective Date and replaced in its entirety by the following text:

        "(xxiv) the authorization and approval of contracts for the sale or purchase of natural gas, electricity, liquefied natural gas or natural gas liquids or liquefiables, having a term in excess of five years or requiring a guarantee pursuant to SECTION 12.1 (except renewals or extensions of contracts previously guaranteed);"

        2.7 Amendment to Section 6.2 (b) (iv) of the Partnership Agreement. In accordance with the provisions of Section 12.8 of the Partnership Agreement the text of Section 6.2 (b) (iv) of the Partnership Agreement shall be deleted from the Partnership Agreement with effect from the Effective Date and replaced in its entirety by the following text:

        "(iv) the negotiation, execution and performance of any contracts, conveyances or other instruments in the ordinary course of the Partnership's business, subject to prior approval by the Board of contracts for the sale or purchase of natural gas, electricity, liquefied natural gas or natural gas liquids or liquefiables, having a term in excess of five years or for the sale or purchase of natural gas in excess of 150 million cubic feet per day or requiring a guarantee pursuant to SECTION 12.1 (except renewals or extensions of contracts previously guaranteed);"

        2.8 Amendment to Sections 6.2 (b) (v), (vi) and (vii) of the Partnership Agreement. In accordance with the provisions of Section 12.8 of the Partnership Agreement, Section 6.2 (b) of the Partnership Agreement shall be amended with effect from the Effective Date as follows:

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        a.     The following text shall be inserted as a new sub-Section (vii):

               "(vii) the issuance of guarantees by the Partnership to secure the contractual obligations of majority interest ventures that it holds to the same extent as would be permissible were such contractual obligations undertaken by the Partnership itself."

        b. The current sub-Section (v) shall be amended by the deletion of the word "and" following the semi-colon at its end and sub-Section (vi) shall be amended to end in a semi-colon, followed by the word "and".

        2.9 Amendment to Section 12.1 (a) of the Partnership Agreement. In accordance with the provisions of Section 12.8 of the Partnership Agreement, the text of Section 12.1 (a) of the Partnership Agreement shall be amended with effect from the Effective Date by deleting the reference in the fifth line to "SECTION 6.1(F)(XXV) OR 6.2(B)(IV)" and replacing it by a reference to "SECTION 6.1(F)(XXIV) OR 6.2(B)(IV)".

        2.10 Amendment to Exhibit B to the Partnership Agreement. In accordance with the provisions of Section 12.8 of the Partnership Agreement, items 6, 8 and 9 of Exhibit B to the Partnership Agreement shall be amended with effect from the Effective Date to change the name of each "Sales Administration Agreement" to "Services Administration Agreement".

        2.11 No Change to Remainder of the Partnership Agreement. Subject to the changes to the Partnership Agreement described in Sections 2.1 to 2.10 inclusive above, all other terms and provisions of the Partnership Agreement shall remain in full force and effect and shall not be in any way modified or affected by this Agreement.

        2.12 Counterparts. This Agreement and all amendments and supplements to it may be executed in counterparts, and all counterparts together shall be construed as one document.

        2.13 Deemed Incorporation. This Agreement shall be deemed to be incorporated into the Partnership Agreement and it shall be governed by, and construed in accordance with, the same terms and conditions as pertain to the Partnership Agreement.

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        IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of April 3, 1996.

                                             SHELL CORAL RESOURCES GP
                                             COMPANY

                                             By:    /s/ JACK E. LITTLE

                                             Name:  JACK E. LITTLE

                                             Title: PRESIDENT


                                             TEJAS ALLIANCE GP COMPANY

                                             By:    /s/ JAMES W. WHALEN

                                             Name:  JAMES W. WHALEN

                                             Title: EXECUTIVE VICE PRESIDENT


                                             SHELL CORAL INVESTMENT
                                             COMPANY

                                             By:    /s/ SCOTT H. NISSON

                                             Name:  SCOTT H. NISSON

                                             Title: VICE PRESIDENT - TAX


                                             TEJAS ALLIANCE RESOURCES
                                             COMPANY

                                             By:    /s/ JAMES W. WHALEN

                                             Name:  JAMES W. WHALEN

                                             Title: EXECUTIVE VICE PRESIDENT

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                                             SHELL CORAL RESOURCES
                                             COMPANY

                                             By:    /s/ SCOTT H. NISSON

                                             Name:  SCOTT H. NISSON

                                             Title: VICE PRESIDENT - TAX


                                             TEJAS ALLIANCE ENERGY
                                             COMPANY

                                             By:    /s/ JAMES W. WHALEN

                                             Name:  JAMES W. WHALEN

                                             Title: EXECUTIVE VICE PRESIDENT


                                             SHELL GAS TRADING
                                             COMPANY

                                             By:    /s/ GEORGE L. CARLSON

                                             Name:  GEORGE L. CARLSON

                                             Title: PRESIDENT


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EXHIBIT A

ORIGINAL PARTNERS IN THE PARTNERSHIP AS OF SEPTEMBER 1, 1995.


GENERAL PARTNERS:

        Shell Gas Marketing Company (now known as Shell Coral Resources GP Company)
        Tejas Alliance GP Company


LIMITED PARTNERS:

        Shell Gas Investment Company (now known as Shell Coral Investment
        Company)
        Shell Gas Trading Company
        Shell Offshore Inc. ("SOI")
        Shell Western E&P Inc. ("SWEPI")
        Tejas Alliance Resources Company
        Tejas Alliance Energy Company

        and:

        Tejas Gas Corp.
        Tejas-Gulf Corporation
        Tejas Hydrocarbons Company
        Gulf Energy Pipeline Company
        Gulf Energy Marketing Company
        LEDCO Inc.
        Louisiana State Gas Corporation
        Acadian Gas Pipeline System
        Pontchartrain Natural Gas System
        Calcasieu Gas Gathering System
        Spindletop Gas Distribution System
        Cypress Gas Pipeline Company
        Tejas Gas Marketing Company
        Tejas Gas Pipeline Company
        Tejas Gas Transmission Company (together "Tejas LP1")

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